Exhibit 99.1

SITO Mobile Provides Update on 2017 Financial Results

JERSEY CITY, N.J., April 3, 2018 -- SITO Mobile Ltd. (NASDAQ: SITO), an insights-driven Consumer Behavior and Location Sciences™ company, filed its Annual Report on Form 10-K for the year ended December 31, 2017 with the Securities and Exchange Commission after the market closed yesterday.

In connection with the preparation and audit of the financial statements included in the Company’s Form 10-K for the year ended December 31, 2017, the Audit Committee of the Company’s Board of Directors, in consultation with management and its current and former independent auditors, concluded that the Company’s unaudited condensed consolidated financial statements included in its quarterly reports on Form 10-Q for the periods ended June 30, 2017 and September 30, 2017 (the “Initial Filings”), should no longer be relied upon. In addition, the Company’s earnings and press releases and similar communications, to the extent that they relate to the periods covered by these financial statements, as well as the Company’s fourth quarter and fiscal 2017 earnings release dated March 21, 2018, should no longer be relied upon as a result of certain accounting adjustments, described below.

The Company intends to file amendments to its quarterly reports on Form 10-Q for the quarterly periods ended June 30, 2017 and September 30, 2017 (together, the “Amended Filings”) on or before April 30, 2018 to restate the previously issued interim financial statements in the Initial Filings.

We believe it is important that investors understand that these accounting adjustments:

•	do not reflect a fundamental change in our underlying business;

•	do not relate to the Company’s operating performance;

•	do not materially impact the key corporate performance metrics used by the Company, including media-placement revenue and gross profit or non-GAAP Adjusted EBITDA;

•	do not impact our cash and cash equivalents; and

•	do not impact our compliance with our contractual obligations.

Net Impact of Accounting Adjustments

Second Quarter 2017 Adjustments. The net impact of these adjustments to the Company’s statement of operations for the three and six months ended June 30, 2017 is (i) an increase in loss from operations of $49,356 and $141,569, respectively, (ii) a decrease in net loss of $1,323,185 for both periods and (iii) a decrease in basic and diluted net loss per share of $0.06 for both periods. The net impact of these adjustments to the Company’s balance sheet as of June 30, 2017 is (i) a decrease in current deferred revenue of $337,500, (ii) a decrease in long-term deferred revenue of $985,685, (iii) a decrease in accumulated deficit of $1,323,185.

Third Quarter 2017 Adjustments. The net impact of these adjustments to the Company’s statement of operations for the three and nine months ended September 30, 2017 is (i) a decrease in loss from operations of $230,862 and $89,293, respectively, (ii) an increase in net loss of $405,594 and decrease in net loss $917,591, respectively and (iii) an increase in basic and diluted net loss per share of $0.02 and decrease of $0.04, respectively. The net impact of these adjustments to the Company’s balance sheet as of September 30, 2017 is (i) a decrease in current deferred revenue of $252,431, (ii) a decrease in long-term deferred revenue of $900,616, (iii) an increase in warrant liability of $1,698,034, (iv) a decrease in additional paid-in capital of $1,377,509 and (v) a decrease in accumulated deficit of $832,522.

Company Internal Control Environment

These accounting adjustments, described in further detail below, reflect management’s dedication to improving the accounting and disclosure regime of the Company and result in part from management’s engagement in February of this year of BDO USA, LLP, an internationally-recognized accounting firm, as the Company’s independent outside auditor.

Nonetheless, in light of these accounting adjustments, the Company’s management also discloses in the Annual Report and in its Current Report on Form 8-K, filed on April 2, 2018, that the Company’s internal control processes suffer from a material weakness surrounding the accounting for complex non-routine transactions that the Company is already working to remedy. The material weakness was in part attributable to high turnover with respect to the Company’s board of directors, management, chief financial officer, accounting staff and independent outside auditors over the last few years, particularly in the first three quarters of 2017.

“Since joining the Company as Chief Financial Officer in June of last year, we have embarked on a careful evaluation of prior management’s performance, including the Company’s accounting processes and practices, and have been seeking to establish the financial rigor that was needed throughout the organization. The hiring of an internationally recognized accounting firm like BDO USA, LLP was a key part of that process,” said Mark Del Priore, SITO’s Chief Financial Officer.

“The Company has already commenced a remedial process by hiring a financial accounting consulting firm to provide additional guidance on complex non-routine transactions, and has received proposals from multiple companies to assist with SOX 404 design and implementation and interviewing candidates to augment our finance and accounting staff.”

Summary of Accounting Adjustments

The improperly accounted for items are described in detail in our Annual Report on Form 10-K for the year ended December 31, 2017, and are summarized below.

•	Warrants. In connection with our direct registered offering of common stock in July 2017, the Company issued 320,000 warrants, which were accounted for as equity. After consultation with its advisors, the Audit Committee has determined that the warrants should have been accounted for as a liability under generally accepted accounting principles because of the inherent risk that unknown future effects could compromise the ability of the Company to maintain an effective registration statement for the shares of common stock underlying such warrants. As a result, our stockholders’ equity-additional paid-in capital was overstated by approximately $1,000,000 and our Warrant Liability was understated by approximately $1,700,000 as of September 30, 2017. In addition, under the liability method of accounting, the Company will mark to market the warrants each reporting period. Other income/(expense) – Income/(loss) on revaluation of warrant liability was understated by approximately $600,000 for the three and nine months ended September 30, 2018.

•	Earnings from Joint Venture. The Company has maintained licensing arrangement providing for a joint venture with Personalized Media Communications, LLC (the “JV License”). The JV License was renewed in June 2017 in exchange for a pre-payment of approximately $4,500,000. The Company has historically recorded revenue from the JV License as deferred revenue, which was recognized as revenue over the life of the JV License. After consultation with its advisors, the Audit Committee has determined that the licensing revenue should have been recorded as Earnings from Joint Venture rather than top-line revenue. Furthermore, the renewal of the JV license in June 2017 resulting in the JV License becoming a perpetual license under generally acceptable accounting principles, requiring upfront recognition of the pre-payment noted above. As a result, our deferred revenue was overstated by approximately $1,300,000, comprised of approximately $300,000 of current deferred revenue and approximately $1,000,000 of long-term deferred revenue, and Earnings of Joint Venture was understated by approximately $1,400,000 and approximately $1,500,000 for the three and six months ended June 30, 2017, respectively. As a result, our net loss for the three and six months ended June 30, 2017, was overstated by approximately $1,300,000 for both periods, respectively. Our deferred revenue was overstated by approximately $1,200,000, comprised of approximately $300,000 of current deferred revenue and approximately $900,000 of long-term deferred revenue, and Earnings of Joint Venture was understated by approximately $1,500,000 for the nine months ended September 30, 2017. As a result, our net loss was understated by approximately $100,000 for the three months ended September 30, 2017 and our net loss was overstated by approximately $1,200,000 for the nine months ended September 30, 2017.

•	Professional Fees. Approximately $300,000 in fees associated with the Company’s direct registered offering of common stock in July 2017 were incorrectly classified as general and administrative expenses as presented in the three and nine month periods ended September 30, 2017. As these expenses directly related to the public offering of common stock, they should have been recorded as a charge against equity. As a result, our general and administrative expenses were overstated by approximately $300,000 and our net loss was overstated by approximately $300,000 for the three and nine months ended September 30, 2017.

•	Litigation Settlement. As previously reported, on February 20, 2018, the Company and TAR SITO LendCo LLC (“TAR”), Mr. Julian Singer, Ms. Karen Singer and Mr. Gary Singer (collectively, the “TAR Group”), entered into a settlement agreement, pursuant to which, among other things, certain contractual obligations were terminated and discharged and all pending litigation between the Company and the members of the TAR Group was dismissed with prejudice in exchange for a lump sum payment of $3,500,000 from the Company to the TAR Group. While the Company had previously intended to record $3,500,000 of litigation settlement expense in the first quarter of 2018, after consultation with its advisors, the Company has recorded this expense in the fourth quarter of 2017, and accrued a liability in such amount on the Company’s balance sheet as of December 31, 2017.

About SITO Mobile, Ltd.

SITO turns the consumer journey into a powerful instrument for marketers, delivering actionable insights that influence behavior in real-time. Through Consumer Behavior and Location Sciences™, SITO develops customized, data-driven solutions for brands spanning strategic insights and media. Our science and products reveal a deeper, real-time understanding of customer interests, actions and experiences providing increased clarity for brands when it comes to navigating business decisions and delivering advertising. The Company is home to an internally developed, proprietary location-data technology stack, arming clients with a powerful resource for granular data, real-time insights and optimization, and delivery of successful media campaigns. Using in-store targeting, proximity targeting, geo-conquesting and attribution data, SITO creates audience profiles to develop measurable hyper-targeted campaigns for brands. For more information regarding SITO’s science, technology and customized solutions spanning media and research, visit www.sitomobile.com.

About Non-GAAP Financial Measures

We present EBITDA and Adjusted EBITDA and in this press release to provide a supplemental measure of our operating performance. We define EBITDA as earnings before interest expense, income tax expense, depreciation and amortization expense, and Adjusted EBITDA, as EBITDA before stock-based compensation, certain non-recurring expenses related to pending or threatened contested solicitations of the Company’s shareholders, investigations of former executives, defense of certain class action lawsuits, implementation of a section 382 rights plan, and loss on revaluation of warrants. We believe EBITDA and Adjusted EBITDA are useful performance measures used by us to facilitate a comparison of our operating performance and earnings on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under generally accepted accounting principles in the United States of America (GAAP) can provide alone. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. Please refer to the financial tables included below for a reconciliation of GAAP to non-GAAP measures.

Cautionary Statement Regarding Certain Forward-Looking Information

This press release contains forward-looking statements. These statements are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements concerning the following: SITO’s plans and initiatives; our possible or assumed future results of operations; our ability to attract and retail customers; our ability to sell additional products and services to customers; our competitive position; our industry environment; and our potential growth opportunities. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K, for the year ended December 31, 2017, our Quarterly Report on Form 10-Q for the quarter ended September 30, 3017, and the reports we file with the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and the documents that we reference in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and have filed as exhibits thereto with the Securities and Exchange Commission, or the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Contact:

Investor Relations

Rob Fink

Hayden IR

Phone: 646.415.8972

Email: SITO@haydenir.com

Source: SITO Mobile, Ltd.

SITO Mobile, Ltd.	December 31, 2017
CONSOLIDATED BALANCE SHEETS	Previously		As
	Reported	Adjustments	Revised
Assets
Current assets
Cash and cash equivalents	$3,611,438	$-	$3,611,438
Accounts receivable, net	13,005,718	-	13,005,718
Other prepaid expenses	374,380	-	374,380
Assets from discontinued operations	10,596	-	10,596

Total current assets	17,002,132	-	17,002,132

Property and equipment, net	449,949	-	449,949

Other assets
Capitalized software development costs, net	1,485,285	-	1,485,285
Intangible assets:
Patents	742,574	-	742,574
Other intangible assets, net	1,168,007	-	1,168,007
Goodwill	6,444,225	-	6,444,225
Other assets	92,420	-	92,420

Total other assets	9,932,511	-	9,932,511

Total assets	$27,384,592	$-	$27,384,592

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$6,506,902	$-	$6,506,902
Accrued expenses	9,911,540	-	9,911,540
Deferred revenue	-	-	-
Other current liabilities, including security deposit	-	-	-
Current obligations under capital lease	2,756	-	2,756
Note payable, net - current portion	-	-	-
Warrant liability	-	1,539,388	1,539,388
Liabilities from discontinued operations	210,789	-	210,789

Total current liabilities	16,631,987	1,539,388	18,171,375

Long-term liabilities
Obligations under capital lease	-	-	-
Deferred revenue, noncurrent portion	-	-	-

Total long-term liabilities	-	-	-

Total liabilities	16,631,987	1,539,388	18,171,375

Preferred stock	-	-	-
Common stock	22,038	-	22,038
Additional paid-in capital	166,070,506	(1,061,578)	165,008,928
Accumulated deficit	(155,339,939)	(477,810)	(155,817,749)
Total stockholders' equity	10,752,605	(1,539,388)	9,213,217

Total liabilities and stockholders' equity	$27,384,592	$-	$27,384,592

SITO Mobile, Ltd.	Year Ended December 31, 2017
CONSOLIDATED STATEMENTS OF OPERATIONS	Previously		As
	Reported	Adjustments	Revised
Revenue
Media placement	$42,859,777	$-	$42,859,777
License and royalties	245,407	(114,754)	130,653
Total revenue	43,105,184	(114,754)	42,990,430

Cost of Revenue
Cost of revenue	22,242,286	-	22,242,286
Gross profit	20,862,898	(114,754)	20,748,144

Operating expenses
Sales and marketing	14,522,230	-	14,522,230
General and administrative	16,029,040	-	16,029,040
Legal settlement	3,500,000	-	3,500,000
Depreciation and amortization	1,137,985	-	1,137,985
Total operating expenses	35,189,255	-	35,189,255

(Loss) from operations	(14,326,357)	(114,754)	(14,441,111)

Other Income (Expense)
Earnings from joint venture	1,350,000	114,754	1,464,754
(Loss) on revaluation of warrant liability	-	(477,810)	(477,810)
Interest expense, net of interest income	(1,296,436)	-	(1,296,436)

Net (loss) before income taxes	(14,272,793)	(477,810)	(14,750,603)

Income tax benefit (expense)	80,522	-	80,522

Net (loss) from continuing operations	(14,192,271)	(477,810)	(14,670,081)

Discontinued Operations
(Loss) from operations of discontinued component	(368,857)	-	(368,857)

Net (loss) income from discontinued operations	(368,857)	-	(368,857)

Net (loss) income	$(14,561,128)	$(477,810)	$(15,038,938)

Basic net income (loss) per share
Continuing operations	(0.67)	(0.02)	(0.69)
Discontinued operations	(0.02)	-	(0.02)
Basic net loss per share	$(0.69)	$(0.02)	$(0.71)

Basic weighted average shares outstanding	21,249,985	-	21,249,985

SITO Mobile, Ltd.	December 31, 2016
CONSOLIDATED BALANCE SHEETS	Previously		As
	Reported	Adjustments	Revised
Assets
Current assets
Cash and cash equivalents	$8,744,545	$-	$8,744,545
Accounts receivable, net	8,842,256	-	8,842,256
Other prepaid expenses	229,039	-	229,039
Assets from discontinued operations	870,716	-	870,716

Total current assets	18,686,556	-	18,686,556

Property and equipment, net	410,688	-	410,688

Other assets
Capitalized software development costs, net	1,698,992	-	1,698,992
Intangible assets:
Patents	1,315,818	-	1,315,818
Other intangible assets, net	1,439,007	-	1,439,007
Goodwill	6,444,225	-	6,444,225
Other assets	150,038	-	150,038

Total other assets	11,048,080	-	11,048,080

Total assets	$30,145,324	$-	$30,145,324

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$3,184,237	$-	$3,184,237
Accrued expenses	2,180,944	-	2,180,944
Deferred revenue	245,407	-	245,407
Other current liabilities, including security deposit	-	-	-
Current obligations under capital lease	3,446	-	3,446
Note payable, net - current portion	2,896,893	-	2,896,893
Warrant liability	-	-	-
Liabilities from discontinued operations	607,236	-	607,236

Total current liabilities	9,118,163	-	9,118,163

Long-term liabilities
Obligations under capital lease	2,756	-	2,756
Deferred revenue, noncurrent portion	3,952,827	-	3,952,827

Total long-term liabilities	3,955,583	-	3,955,583

Total liabilities	13,073,746	-	13,073,746

Preferred stock	-	-	-
Common stock	20,680	-	20,680
Additional paid-in capital	157,829,709	-	157,829,709
Accumulated deficit	(140,778,811)	-	(140,778,811)
Total stockholders' equity	17,071,578	-	17,071,578

Total liabilities and stockholders' equity	$30,145,324	$-	$30,145,324

SITO Mobile, Ltd.	Year Ended December 31, 2016
CONSOLIDATED STATEMENT OF OPERATIONS	Previously		As
	Reported	Adjustments	Revised
Revenue
Media placement	$28,911,717	$-	$28,911,717
License and royalties	515,238	(375,000)	140,238
Total revenue	29,426,955	(375,000)	29,051,955

Cost of Revenue
Cost of revenue	13,292,244	413,215	13,705,459
Gross profit	16,134,711	(788,215)	15,346,496

Operating expenses
Sales and marketing	10,057,328	413,215	10,470,543
General and administrative	6,900,431	(826,430)	6,074,001
Legal settlement	-	-	-
Depreciation and amortization	608,649	-	608,649
Total operating expenses	17,566,408	(413,215)	17,153,193

(Loss) from operations	(1,431,697)	(375,000)	(1,806,697)

Other Income (Expense)
Earnings from joint venture	-	375,000	375,000
(Loss) on revaluation of warrant liability	-	-	-
Interest expense, net of interest income	(1,738,231)	-	(1,738,231)

Net (loss) before income taxes	(3,169,928)	-	(3,169,928)

Income tax benefit (expense)	(114,278)	-	(114,278)

Net (loss) from continuing operations	(3,284,206)	-	(3,284,206)

Discontinued Operations
(Loss) Income from operations of discontinued component	1,880,220	-	1,880,220

Net (loss) income from discontinued operations	1,880,220	-	1,880,220

Net (loss) income	$(1,403,986)	$-	$(1,403,986)

Basic net income (loss) per share
Continuing operations	(0.18)	-	(0.18)
Discontinued operations	0.10	-	0.10
Basic net loss per share	$(0.08)	$-	$(0.08)

Basic weighted average shares outstanding	18,247,364	-	18,247,364

SITO Mobile, Ltd.	For the Years Ended
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA	December 31,
	2017	2016

Net (loss)	$(15,038,938)	$(1,403,986)
Net (loss) income from discontinued operations	(368,857)	1,880,220
Net (loss) from continuing operations	(14,670,081)	(3,284,206)
Adjustments to reconcile net (loss) to EBITDA:
Depreciation and amortization expense included in cost of revenue and operating expenses:
Amortization included in cost of revenue	(889,358)	(657,879)
Depreciation and other amortization	(1,137,985)	(608,649)
Total depreciation and amortization expense	(2,027,343)	(1,266,528)
Interest expense, net of interest income	(1,296,436)	(1,738,231)
Income tax benefit (expense)	80,522	(114,278)

EBITDA	(11,426,824)	(165,169)

Adjustments to reconcile EBITDA:
Stock based compensation expense included in operating expenses:
Sales and marketing	817,060	292,293
General and administrative	3,178,162	1,040,653
Total stock based compensation expense	3,995,222	1,332,946

Loss on warrant revaluation	(477,810)	-
Misc. accounting adjustment	161,044	(228,556)

Certain non-recurring expenses
Other litigation	3,526,935	-
Contested solicitation pending of threatened against the Company	2,020,370	-
Investigations of former executives	741,360	-
Class action lawsuits	235,062	-
Section 382 rights plan	135,228	-
Total non-recurring expenses	6,658,955	-

Adjusted EBITDA	$(133,793)	$939,221